HEI Exhibit 99

November 6, 2014

Contact:	Clifford H. Chen
	Manager, Investor Relations &	Telephone: (808) 543-7384
	Strategic Planning	E-mail: cchen@hei.com

HAWAIIAN ELECTRIC INDUSTRIES REPORTS THIRD QUARTER 2014 EARNINGS

Consolidated Earnings Per Share of $0.46
Utility and Bank Deliver Solid Results In Line with Expectations
Board Declares Dividend of $0.31 Per Share

HONOLULU - Hawaiian Electric Industries, Inc. (NYSE - HE) (HEI) today reported consolidated net income for common stock for the third quarter of 2014 of $47.8 million, or $0.46 diluted earnings per share (EPS), compared to $48.2 million, or $0.48 diluted EPS for the third quarter of 2013.
“At the utility, we continue to work aggressively to lower customer bills by reducing Hawaii’s dependence on imported oil.  The recent energy plans we filed with the PUC are providing the starting point to launch important initiatives with a broad set of stakeholders to achieve our shared vision for Hawaii’s clean energy future,” said Constance H. Lau, HEI president and chief executive officer. “In addition, we are proud of our dedicated utility company employees who worked tirelessly to restore power and help customers after Tropical Storm Iselle while completing our energy plans on time,” added Lau.
“American Savings Bank continued to deliver profitable growth with year-to-date annualized loan growth of 5.9% and strong credit quality. American paid dividends of $9 million to HEI in the quarter while maintaining strong capital levels,” said Lau.

HAWAIIAN ELECTRIC COMPANY CONTINUES INVESTMENTS FOR IMPROVED RELIABILITY TO BETTER SERVE OUR CUSTOMERS
Hawaiian Electric Company’s1 net income for the third quarter of 2014 was $38.9 million compared to $37.8 million in the third quarter of 2013. The $1.1 million increase from the prior year was driven by the following items (on an after-tax basis):

•
Net revenues[2] were $8 million higher compared to the third quarter of 2013 primarily due to $7 million in 2014 revenues attributable to the recovery of costs for clean energy and reliability investments and $1 million for better fuel efficiency performance.

These increases were partially offset by the following (on an after-tax basis):

•
Operations and maintenance (O&M) expenses[3] were $2 million higher in the third quarter of 2014 compared to the same quarter last year. This is largely due to consulting costs associated with recent regulatory filings, storm restoration expenses and the initial phase of our smart grid installations as part of our grid modernization program, partially offset by lower customer service expenses, lower overhaul costs and savings from the deactivation of generating units;

•
Depreciation expense for the third quarter of 2014 was $2 million higher as a result of increasing investments for the integration of more renewable energy, improved customer reliability and greater system efficiency; and

•	A favorable deferred income tax adjustment of $3 million recorded in the third quarter of 2013 related to prior years.

______

[1]	Hawaiian Electric Company, unless otherwise defined, refers to the three utilities, Hawaiian Electric Company, Inc. on Oahu, Maui Electric Company, Limited, and Hawaii Electric Light Company, Inc.

[2]
Net revenues represent the after-tax impact of “Revenues” less the following expenses which are largely pass through items in revenues: “fuel oil”, “purchased power” and “taxes, other than income taxes” as shown on the Hawaiian Electric Company Consolidated Statements of Income.

[3]
Excludes net income neutral expenses covered by surcharges or by third parties of $3 million in the third quarter of 2014 and $2 million in the third quarter of 2013. See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP measures” and the related reconciliation.

Note: Amounts indicated as “after-tax” in this earnings release are based upon adjusting items for the composite statutory tax rates of 39% for the utilities and 40% for the bank.

AMERICAN SAVINGS BANK CONTINUES TO DELIVER SOLID PERFORMANCE
American Savings Bank’s (American) net income for the third quarter of 2014 was $13.3 million compared to $11.7 million in the second, or linked, quarter of 2014 and $15.3 million in the third quarter of 2013.
Third quarter 2014 net income was $1.6 million higher than the linked quarter primarily driven by (on an after-tax basis) higher mortgage banking and fee income of $1 million and higher net interest income of $1 million due to higher loan balances and the recognition of interest associated with the payoff of a non-performing commercial loan.
Compared to the third quarter of 2013, net income decreased by $2.0 million. The decrease was primarily driven by (on an after-tax basis): $1 million higher provision for loan losses, $1 million lower fee income on other financial products and mortgage banking income and $1 million net gain on the strategic sale of the credit card portfolio in the third quarter of 2013, partially offset by $1 million higher net interest income.
Overall, American achieved solid profitability with a year-to-date annualized return on average equity of 9.9% and a return on average assets of 0.98%.
Please also refer to the American news release issued on October 30, 2014.
HOLDING AND OTHER COMPANIES
The holding and other companies’ net losses were $4.3 million in the third quarter of 2014 compared to $4.9 million in the third quarter of 2013. The lower net loss was primarily due to lower interest expense.
BOARD DECLARES QUARTERLY DIVIDEND
On November 5, 2014, the board of directors maintained HEI’s quarterly cash dividend of 31 cents per share, payable on December 10, 2014, to shareholders of record at the close of business on November 21, 2014 (ex-dividend date is November 19, 2014). The dividend is equivalent to an annual rate of $1.24 per share.
Dividends have been paid continuously since 1901. At the indicated annual dividend rate and the closing share price on November 5, 2014 of $28.12, HEI’s yield is 4.41%.

HEI WEBCAST AND CONFERENCE CALL TO DISCUSS EARNINGS AND EPS GUIDANCE
Hawaiian Electric Industries, Inc. will conduct a webcast and conference call to review its third quarter 2014 earnings and 2014 EPS guidance on Thursday, November 6, 2014 at 12:00 p.m. Hawaii time (5:00 p.m. Eastern time). The event can be accessed through HEI’s website at www.hei.com or by dialing (800) 299-9086, passcode: 92619059 for the teleconference call. The presentation for the webcast will be on HEI’s website under the heading “Investor Relations.” HEI and Hawaiian Electric Company intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric Company’s and American’s press releases, HEI’s and Hawaiian Electric Company’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. Also, at the Investor Relations section of HEI's website, investors may sign up to receive e-mail alerts (based on each investor's selected preferences).  The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric Company’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric Company’s SEC filings.
An on-line replay of the webcast will be available on HEI’s website beginning about two hours after the event. Audio replays of the teleconference will also be available approximately two hours after the event through November 20, 2014, by dialing (888) 286-8010, passcode: 41279979.
HEI supplies power to approximately 450,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii’s largest financial institutions.

NON-GAAP MEASURES
See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures” and related reconciliations on pages 14 to 15 of this release.
FORWARD-LOOKING STATEMENTS
This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2013, HEI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric Company, American and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
###

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three months ended September 30		Nine months ended September 30
(in thousands, except per share amounts)	2014	2013	2014	2013
Revenues
Electric utility	$803,565	$764,054	$2,262,056	$2,210,020
Bank	63,536	65,058	187,771	195,841
Other	(5)	56	(325)	106
Total revenues	867,096	829,168	2,449,502	2,405,967
Expenses
Electric utility	727,409	694,201	2,045,166	2,030,071
Bank	43,964	42,223	129,528	126,550
Other	4,621	4,706	13,125	12,276
Total expenses	775,994	741,130	2,187,819	2,168,897
Operating income (loss)
Electric utility	76,156	69,853	216,890	179,949
Bank	19,572	22,835	58,243	69,291
Other	(4,626)	(4,650)	(13,450)	(12,170)
Total operating income	91,102	88,038	261,683	237,070
Interest expense, net—other than on deposit liabilities and other bank borrowings	(19,170)	(19,043)	(58,648)	(56,216)
Allowance for borrowed funds used during construction	740	498	1,877	1,626
Allowance for equity funds used during construction	1,937	1,255	4,933	4,030
Income before income taxes	74,609	70,748	209,845	186,510
Income taxes	26,323	22,041	73,265	62,590
Net income	48,286	48,707	136,580	123,920
Preferred stock dividends of subsidiaries	471	471	1,417	1,417
Net income for common stock	$47,815	$48,236	$135,163	$122,503
Basic earnings per common share	$0.47	$0.49	$1.33	$1.24
Diluted earnings per common share	$0.46	$0.48	$1.32	$1.23
Dividends per common share	$0.31	$0.31	$0.93	$0.93
Weighted-average number of common shares outstanding	102,416	99,204	101,768	98,670
Adjusted weighted-average shares	103,026	99,818	102,478	99,290
Net income (loss) for common stock by segment
Electric utility	$38,879	$37,817	$108,529	$90,939
Bank	13,260	15,276	39,475	45,350
Other	(4,324)	(4,857)	(12,841)	(13,786)
Net income for common stock	$47,815	$48,236	$135,163	$122,503
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$46,504	$47,339	$137,919	$113,240
Return on average common equity (twelve months ended)[1]			10.1%	8.4%
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.
1 On a core basis, 2014 and 2013 return on average common equity (twelve months ended September 30) were 10.1% and 9.9%, respectively.  See reconciliation of GAAP to non-GAAP measures.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(dollars in thousands)	September 30, 2014	December 31, 2013
Assets
Cash and cash equivalents	$192,555	$220,036
Accounts receivable and unbilled revenues, net	365,728	346,785
Available-for-sale investment and mortgage-related securities	531,603	529,007
Investment in stock of Federal Home Loan Bank of Seattle	75,063	92,546
Loans receivable held for investment, net	4,291,960	4,110,113
Loans held for sale, at lower of cost or fair value	2,328	5,302
Property, plant and equipment, net of accumulated depreciation of $2,241,677 and $2,192,422 at the respective dates	4,048,106	3,865,514
Regulatory assets	575,712	575,924
Other	505,226	512,627
Goodwill	82,190	82,190
Total assets	$10,670,471	$10,340,044
Liabilities and shareholders’ equity
Liabilities
Accounts payable	$177,495	$212,331
Interest and dividends payable	26,051	26,716
Deposit liabilities	4,533,797	4,372,477
Short-term borrowings—other than bank	150,576	105,482
Other bank borrowings	263,204	244,514
Long-term debt, net—other than bank	1,517,946	1,492,945
Deferred income taxes	585,432	529,260
Regulatory liabilities	357,090	349,299
Contributions in aid of construction	448,811	432,894
Defined benefit pension and other postretirement benefit plans liability	274,909	288,539
Other	499,459	524,224
Total liabilities	8,834,770	8,578,681
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293
Shareholders’ equity
Preferred stock, no par value, authorized 10,000,000 shares; issued: none	—	—
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding: 102,562,464 shares and 101,259,800 shares at the respective dates	1,519,256	1,488,126
Retained earnings	296,146	255,694
Accumulated other comprehensive loss, net of tax benefits	(13,994)	(16,750)
Total shareholders’ equity	1,801,408	1,727,070
Total liabilities and shareholders’ equity	$10,670,471	$10,340,044
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Nine months ended September 30	2014	2013
(in thousands)
Cash flows from operating activities
Net income	$136,580	$123,920
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	129,574	120,355
Other amortization	5,454	2,352
Provision for loan losses	3,566	953
Loans receivable originated and purchased, held for sale	(102,523)	(199,772)
Proceeds from sale of loans receivable, held for sale	106,918	223,221
Gain on sale of credit card portfolio	—	(2,251)
Increase in deferred income taxes	48,900	60,580
Excess tax benefits from share-based payment arrangements	(271)	(469)
Allowance for equity funds used during construction	(4,933)	(4,030)
Change in cash overdraft	(1,038)	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(18,943)	12,740
Decrease in fuel oil stock	15,784	24,332
Increase in regulatory assets	(17,531)	(53,314)
Decrease in accounts, interest and dividends payable	(75,812)	(21,708)
Change in prepaid and accrued income taxes and utility revenue taxes	(2,044)	(19,212)
Decrease in defined benefit pension and other postretirement benefit plans liability	(2,594)	(509)
Change in other assets and liabilities	(47,677)	(20,462)
Net cash provided by operating activities	173,410	246,726
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(130,578)	(39,721)
Principal repayments on available-for-sale investment and mortgage-related securities	52,678	84,487
Proceeds from sale of available-for-sale investment securities	79,564	71,367
Redemption of stock from Federal Home Loan Bank of Seattle	17,482	2,609
Net increase in loans held for investment	(184,766)	(293,996)
Proceeds from sale of real estate acquired in settlement of loans	2,930	8,777
Capital expenditures	(236,003)	(247,392)
Contributions in aid of construction	21,740	23,633
Proceeds from sale of credit card portfolio	—	26,386
Other	(39)	426
Net cash used in investing activities	(376,992)	(363,424)
Cash flows from financing activities
Net increase in deposit liabilities	161,320	80,926
Net increase in short-term borrowings with original maturities of three months or less	45,094	47,648
Net decrease in retail repurchase agreements	(6,306)	(6,314)
Proceeds from other bank borrowings	90,000	120,000
Repayments of other bank borrowings	(65,000)	(70,000)
Proceeds from issuance of long-term debt	125,000	50,000
Repayment of long-term debt	(100,000)	(50,000)
Excess tax benefits from share-based payment arrangements	271	469
Net proceeds from issuance of common stock	26,910	18,383
Common stock dividends	(94,674)	(73,584)
Preferred stock dividends of subsidiaries	(1,417)	(1,417)
Other	(5,097)	(4,033)
Net cash provided by financing activities	176,101	112,078
Net decrease in cash and cash equivalents	(27,481)	(4,620)
Cash and cash equivalents, beginning of period	220,036	219,662
Cash and cash equivalents, end of period	$192,555	$215,042
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K. Cash flows for interim periods are not necessarily indicative of cash flows to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three months ended September 30		Nine months ended September 30
(dollars in thousands, except per barrel amounts)	2014	2013	2014	2013
Revenues	$803,565	$764,054	$2,262,056	$2,210,020
Expenses
Fuel oil	309,432	283,360	865,989	877,738
Purchased power	192,882	194,861	546,121	526,669
Other operation and maintenance	108,313	104,513	295,483	300,723
Depreciation	41,594	38,995	124,790	115,865
Taxes, other than income taxes	75,188	72,472	212,783	209,076
Total expenses	727,409	694,201	2,045,166	2,030,071
Operating income	76,156	69,853	216,890	179,949
Allowance for equity funds used during construction	1,937	1,255	4,933	4,030
Interest expense and other charges, net	(16,414)	(15,033)	(48,989)	(43,960)
Allowance for borrowed funds used during construction	740	498	1,877	1,626
Income before income taxes	62,419	56,573	174,711	141,645
Income taxes	23,042	18,258	64,686	49,210
Net income	39,377	38,315	110,025	92,435
Preferred stock dividends of subsidiaries	228	228	686	686
Net income attributable to Hawaiian Electric	39,149	38,087	109,339	91,749
Preferred stock dividends of Hawaiian Electric	270	270	810	810
Net income for common stock	$38,879	$37,817	$108,529	$90,939
Comprehensive income attributable to Hawaiian Electric	$38,889	$37,834	$108,561	$90,991
OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)
Hawaiian Electric	1,815	1,807	5,062	5,100
Hawaii Electric Light	273	275	793	803
Maui Electric	296	294	844	843
	2,384	2,376	6,699	6,746
Wet-bulb temperature (Oahu average; degrees Fahrenheit)	72.2	70.6	69.5	68.6
Cooling degree days (Oahu)	1,631	1,468	3,703	3,371
Average fuel oil cost per barrel	$133.26	$127.42	$132.19	$130.15

Twelve months ended September 30			2014	2013
Return on average common equity (%) (simple average)[1]
Hawaiian Electric			9.63	6.69
Hawaii Electric Light			6.77	5.41
Maui Electric			8.55	6.79
Hawaiian Electric Consolidated			8.96	6.46
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

[1]
On a core basis, the 2014 and 2013 return on average common equity (twelve months ended September 30) were 9.6% and 8.5%, respectively for Hawaiian Electric; 6.8% and 6.6%, respectively for Hawaii Electric Light; 8.6% and 8.2%, respectively for Maui Electric and 9.0% and 8.1% respectively, for Hawaiian Electric Consolidated. See reconciliation of GAAP to non-GAAP measures.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(dollars in thousands, except par value)	September 30, 2014	December 31, 2013
Assets
Property, plant and equipment
Utility property, plant and equipment
Land	$52,344	$51,883
Plant and equipment	5,902,397	5,701,875
Less accumulated depreciation	(2,167,545)	(2,111,229)
Construction in progress	179,190	143,233
Utility property, plant and equipment, net	3,966,386	3,785,762
Nonutility property, plant and equipment, less accumulated depreciation of $1,229 and $1,223 at respective dates	6,561	6,567
Total property, plant and equipment, net	3,972,947	3,792,329
Current assets
Cash and cash equivalents	18,387	62,825
Customer accounts receivable, net	189,733	175,448
Accrued unbilled revenues, net	143,153	144,124
Other accounts receivable, net	19,508	14,062
Fuel oil stock, at average cost	118,303	134,087
Materials and supplies, at average cost	60,639	59,044
Prepayments and other	50,270	52,857
Regulatory assets	54,700	69,738
Total current assets	654,693	712,185
Other long-term assets
Regulatory assets	521,012	506,186
Unamortized debt expense	8,619	9,003
Other	67,891	67,426
Total other long-term assets	597,522	582,615
Total assets	$5,225,162	$5,087,129
Capitalization and liabilities
Capitalization
Common stock ($6 2/3 par value, authorized 50,000,000 shares; outstanding 15,429,105 shares)	$102,880	$102,880
Premium on capital stock	541,447	541,452
Retained earnings	990,784	948,624
Accumulated other comprehensive income, net of income taxes-retirement benefit plans	640	608
Common stock equity	1,635,751	1,593,564
Cumulative preferred stock — not subject to mandatory redemption	34,293	34,293
Long-term debt, net	1,206,546	1,206,545
Total capitalization	2,876,590	2,834,402
Current liabilities
Current portion of long-term debt	11,400	11,400
Short-term borrowings from non-affiliates	84,987	—
Accounts payable	151,978	189,559
Interest and preferred dividends payable	24,401	21,652
Taxes accrued	236,481	249,445
Regulatory liabilities	528	1,916
Other	62,400	63,881
Total current liabilities	572,175	537,853
Deferred credits and other liabilities
Deferred income taxes	565,499	507,161
Regulatory liabilities	356,562	347,383
Unamortized tax credits	79,268	73,539
Defined benefit pension and other postretirement benefit plans liability	248,338	262,162
Other	77,919	91,735
Total deferred credits and other liabilities	1,327,586	1,281,980
Contributions in aid of construction	448,811	432,894
Total capitalization and liabilities	$5,225,162	$5,087,129
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Nine months ended September 30	2014	2013
(in thousands)
Cash flows from operating activities
Net income	$110,025	$92,435
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	124,790	115,865
Other amortization	4,662	2,470
Increase in deferred income taxes	67,392	48,014
Change in tax credits, net	5,816	4,510
Allowance for equity funds used during construction	(4,933)	(4,030)
Change in cash overdraft	(1,038)	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable	(19,731)	42,077
Decrease (increase) in accrued unbilled revenues	971	(5,603)
Decrease in fuel oil stock	15,784	24,332
Increase in materials and supplies	(1,595)	(8,349)
Increase in regulatory assets	(17,531)	(53,314)
Decrease in accounts payable	(77,893)	(22,974)
Change in prepaid and accrued income taxes and utility revenue taxes	(18,075)	(15,416)
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	(748)	1,488
Change in other assets and liabilities	(41,629)	(10,195)
Net cash provided by operating activities	146,267	211,310
Cash flows from investing activities
Capital expenditures	(229,105)	(237,869)
Contributions in aid of construction	21,740	23,633
Other	—	427
Net cash used in investing activities	(207,365)	(213,809)
Cash flows from financing activities
Common stock dividends	(66,369)	(61,183)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,496)	(1,496)
Net increase in short-term borrowings from non-affiliates and affiliate with original maturities of three months or less	84,987	73,246
Other	(462)	(42)
Net cash provided by financing activities	16,660	10,525
Net increase (decrease) in cash and cash equivalents	(44,438)	8,026
Cash and cash equivalents, beginning of period	62,825	17,159
Cash and cash equivalents, end of period	$18,387	$25,185
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K. Cash flows for interim periods are not necessarily indicative of cash flows to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
STATEMENTS OF INCOME DATA
(Unaudited)

	Three months ended			Nine months ended September30
(in thousands)	September 30, 2014	June 30, 2014	September 30, 2013	2014	2013
Interest and dividend income
Interest and fees on loans	$45,532	$43,851	$43,337	$133,065	$129,564
Interest and dividends on investment and mortgage-related securities	2,773	2,950	3,025	8,758	9,723
Total interest and dividend income	48,305	46,801	46,362	141,823	139,287
Interest expense
Interest on deposit liabilities	1,312	1,237	1,262	3,774	3,870
Interest on other borrowings	1,438	1,420	1,206	4,263	3,548
Total interest expense	2,750	2,657	2,468	8,037	7,418
Net interest income	45,555	44,144	43,894	133,786	131,869
Provision for loan losses	1,550	1,021	54	3,566	953
Net interest income after provision for loan losses	44,005	43,123	43,840	130,220	130,916
Noninterest income
Fees from other financial services	5,642	5,217	5,728	15,987	21,367
Fee income on deposit liabilities	5,109	4,645	4,819	14,175	13,566
Fee income on other financial products	1,971	2,064	2,714	6,325	6,288
Mortgage banking income	875	246	1,547	1,749	6,896
Gain on sale of securities	—	—	—	2,847	1,226
Other income, net	1,634	1,643	3,888	4,865	7,211
Total noninterest income	15,231	13,815	18,696	45,948	56,554
Noninterest expense
Compensation and employee benefits	19,892	19,872	20,564	60,050	60,715
Occupancy	4,517	4,489	4,208	12,959	12,550
Data processing	2,684	2,971	2,168	8,715	7,982
Services	2,580	2,855	2,424	7,708	6,855
Equipment	1,672	1,609	1,825	4,926	5,469
Office supplies, printing and postage	1,415	1,456	907	4,487	2,806
Marketing	948	1,031	692	2,690	2,054
Communication	412	448	479	1,363	1,374
Other expense	5,544	5,159	6,461	15,026	18,400
Total noninterest expense	39,664	39,890	39,728	117,924	118,205
Income before income taxes	19,572	17,048	22,808	58,244	69,265
Income taxes	6,312	5,372	7,532	18,769	23,915
Net income	$13,260	$11,676	$15,276	$39,475	$45,350
Comprehensive income	$11,811	$14,434	$14,107	$41,808	$36,931
OTHER BANK INFORMATION (annualized %, except as of period end)
Return on average assets	0.98	0.87	1.20	0.98	1.19
Return on average equity	9.87	8.78	12.13	9.89	11.99
Return on average tangible common equity	11.65	10.39	14.50	11.70	14.33
Net interest margin	3.62	3.55	3.73	3.60	3.77
Net charge-offs (recoveries) to average loans outstanding	0.04	(0.04)	—	0.01	0.06
As of period end
Nonperforming assets to loans outstanding and real estate owned *	0.88	1.05	1.33
Allowance for loan losses to loans outstanding	1.00	0.99	1.01
Tier-1 leverage ratio *	9.1	9.0	9.3
Total risk-based capital ratio *	12.6	12.6	12.5
Tangible common equity to total assets	8.49	8.46	8.36
Dividend paid to HEI (via ASHI) ($ in millions)	9	10	10
* Regulatory basis
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
BALANCE SHEETS DATA
(Unaudited)

(in thousands)	September 30, 2014		December 31, 2013
Assets
Cash and due from banks		$98,879		$108,998
Interest-bearing deposits		74,654		47,605
Available-for-sale investment and mortgage-related securities		531,603		529,007
Investment in stock of Federal Home Loan Bank of Seattle		75,063		92,546
Loans receivable held for investment		4,335,421		4,150,229
Allowance for loan losses		(43,461)		(40,116)
Loans receivable held for investment, net		4,291,960		4,110,113
Loans held for sale, at lower of cost or fair value		2,328		5,302
Other		285,659		268,063
Goodwill		82,190		82,190
Total assets		$5,442,336		$5,243,824

Liabilities and shareholder’s equity
Deposit liabilities—noninterest-bearing		$1,298,726		$1,214,418
Deposit liabilities—interest-bearing		3,235,071		3,158,059
Other borrowings		263,204		244,514
Other		107,814		105,679
Total liabilities		4,904,815		4,722,670
Common stock		1		1
Additional paid in capital		337,862		336,053
Retained earnings		209,522		197,297
Accumulated other comprehensive loss, net of tax benefits
Net unrealized losses on securities	$(1,972)		$(3,663)
Retirement benefit plans	(7,892)	(9,864)	(8,534)	(12,197)
Total shareholder’s equity		537,521		521,154
Total liabilities and shareholder’s equity		$5,442,336		$5,243,824

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (when filed), as updated by SEC Forms 8-K.

EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of the utility and HEI. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP core earnings for both the utility and HEI consolidated and the corresponding adjusted return on average common equity (ROACE).
The reconciling adjustments from GAAP earnings to core earnings are limited to the settlement charge for the partial write-off of utility assets in the fourth quarter of 2012. For more information on the settlement charge recorded in 2012, see the Form 8-K filed on March 20, 2013. Management does not consider these items to be representative of the company’s fundamental core earnings.
The accompanying table also provides the calculation of utility GAAP O&M adjusted for “O&M-related net income neutral items” which are O&M expenses covered by specific surcharges or by third parties. This item is grossed-up in revenue and expense and does not impact net income.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions)

Twelve months ended September 30	2014	2013
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$174.2	$136.3
Excluding special items (after-tax):
Settlement agreement for the partial writedown of certain utility assets	—	24.4
Non-GAAP (core)	$174.2	$160.8
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	10.1%	8.4%
Based on non-GAAP (core)[2]	10.1%	9.9%
Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited
($ in millions)

Twelve months ended September 30	2014	2013
HAWAIIAN ELECTRIC CONSOLIDATED NET INCOME
GAAP (as reported)	$140.5	$95.2
Excluding special items (after-tax):
Settlement agreement for the partial writedown of certain utility assets	—	24.4
Non-GAAP (core)	$140.5	$119.6

HAWAIIAN ELECTRIC CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average):
Based on GAAP	9.0%	6.5%
Based on non-GAAP (core)[2]	9.0%	8.1%

	Hawaiian Electric		Hawaii Electric Light		Maui Electric
Twelve months ended September 30	2014	2013	2014	2013	2014	2013
NET INCOME
GAAP (as reported)	$101.0	$63.9	$18.7	$15.1	$20.8	$16.1
Excluding special items (after-tax):
Settlement agreement for the partial writedown of certain utility assets	—	17.7	—	3.4	—	3.4
Non-GAAP (core)	$101.0	$81.6	$18.7	$18.5	$20.8	$19.5

RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average):
Based on GAAP	9.6%	6.7%	6.8%	5.4%	8.6%	6.8%
Based on non-GAAP (core)[2]	9.6%	8.5%	6.8%	6.6%	8.6%	8.2%

Three months ended September 30					2014	2013
HAWAIIAN ELECTRIC CONSOLIDATED OTHER OPERATION AND MAINTENANCE (O&M) EXPENSE
GAAP (as reported)					$108.3	$104.5
Excluding O&M-related net income neutral items[3]					(2.5)	(1.5)
Adjusted O&M expense (Non-GAAP measure)					$105.8	$103.0
Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity
[3] Expenses covered by surcharges or by third parties recorded in revenues